Supplement dated June 12, 2024
to the following statutory prospectus(es):
BOA CVUL Future and BAE Future Corporate FPVUL dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective June 30, 2024, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Davis Variable Account Fund, Inc. – Davis Value Portfolio	Davis Variable Account Fund, Inc. – Davis Equity Portfolio
PROS-0878